UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 12, 2016
ENTERPRISE ENERGY, INC.
(Exact name of registrant as specified in its charter)
Nevada	333-198771	61-1720178
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

187 E. Warm Springs Rd. Suite B401 Las Vegas, NV	89119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	702-781-2307

Somo, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.Amendments to Certificate of Incorporation.

Amendment to the Articles of Incorporation

On April 12, 2016, the Company filed an amendment to the Company’s Articles of Incorporation with the Secretary of State of the State of Nevada, to change the company’s name from “SOMO, Inc.” to “Enterprise Energy Inc.”

Item 9.01 Financial Statements and Exhibits

 (d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Amendment to Articles of Incorporation	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE ENERGY, INC.
(Registrant)
Date:	May 17, 2016
		By:	/s/ Olga Chernykh
		Name:	Olga Chernykh
		Title:	Chief Executive Officer, Chairman of the Board of Directors